EXHIBIT 99.1

# 2011 Annual Shareholders' Meeting

# May 26, 2011

**Alan I. Rothenberg**
*Chairman and Chief Executive Officer*
*1st Century Bancshares, Inc.*

**Jason P. DiNapoli**
*President and Chief Operating Officer*
*1st Century Bancshares, Inc.*

# Safe Harbor Statement

*Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. Forward-looking statements are based upon management's current expectations and assumptions and speak only as of the date hereof. The actual results of 1st Century Bancshares, Inc., the Company, may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including but not limited to, the impact of changes in interest rates, a continued decline in economic conditions, increased competition among financial service providers, the Company's ability to attract deposit and loan customers, the quality of the Company's earning assets, government regulations and management's ability to manage the Company's operations. The Company's periodic filings with the U.S. Securities and Exchange Commission discuss the most significant risk factors known to management as of the date of such filings. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.*

# 1st Century Bank

Founded by business and professional people for business and professional people in 2004, 1st Century Bank meets the specific needs of entrepreneurs, professionals and small businesses. 1st Century Bank was built on a culture and core set of values that we still live by today. As a result, client referrals continue to be our number one source of new business. We will continue to grow by remaining true to our understanding the needs of clients and delivering on our promise of premium service.

*"I am the Chairman of 1st Century Bank and I have my direct telephone number and my cell phone number on my business card. We are here for our customers when they need us, any time and any place."*

*Alan I. Rothenberg, Chairman*

# 1st Century Bank Profile

- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise.
  - Strong demographics; $30 billion in total deposits* in the surrounding zip codes: 90024, 90025, 90064, 90067, 90210, and 90401-5.
- **Building Relationships**
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- **Big, Small Bank**
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.
- **Exceptional Service**
  - We provide an extraordinary level of personal service by acting as advocates for our clients to meet every day business needs and solve specific business challenges.

**Source: FDIC as of June 30, 2010 computed annually.*

# 2010 Highlights

- Maintained capital ratios nearly double the regulatory requirements for "well-capitalized"
- Grew core deposits from $134 million at December 31, 2009 to $198 million at December 31, 2010, representing an increase of 48%
- Grew deposit base from 2,294 accounts at December 31, 2009 to 2,908 accounts at December 31, 2010, representing an increase of 27%
- Increased total assets from $272 million at December 31, 2009 to $308 million at December 31, 2010, representing an increase of 13%
- Total cost of funds for the 12 months ended December 31, 2010 was 42 basis points compared to peer group* of 72 basis points
- Maintained well balanced loan portfolio
  - Commercial & Industrial = 38%
  - Commercial Real Estate = 30%
  - Residential Real Estate = 12%
  - Consumer/Other = 20%
- Ratio of allowance for loan loss reserves to total loans was 2.95% at December 31, 2010 and 3.01% at December 31, 2009
- Liquidity was strong as represented by Loan to Deposit ratio of 69.49% at December 31, 2010

** SNL Financial Data Report (CA banks with assets between $250 to $500 million).*

# 2010 Highlights (cont.)

| ($ in thousands) | YTD 2007 | YTD 2008 | YTD 2009 | YTD 2010 | 2009 vs. 2010 Change |
|---|---|---|---|---|---|
| Net Interest Income | $ 9,770 | $ 11,178 | $ 10,423 | $ 9,893 | (5.1%) |
| Pre-Tax/Pre-Provision Income | $ 1,493 | $ 1,700 | $ 1,843 | $ 812 | (55.9%) |

| ($ in thousands) | As of 12/31/2007 | As of 12/31/2008 | As of 12/31/2009 | As of 12/31/2010 | 2009 vs. 2010 Change |
|---|---|---|---|---|---|
| Total Deposits | $ 161,193 | $ 154,287 | $ 207,374 | $ 257,989 | 24.4% |
| Demand & NOW Deposits | $ 37,617 | $ 48,482 | $ 87,702 | $ 125,133 | 42.7% |
| Gross Loans | $ 172,364 | $ 199,983 | $ 181,708 | $ 179,271 | (1.3%) |
| Allowance for Loan Losses | $ 2,369 | $ 5,171 | $ 5,478 | $ 5,283 | (3.6%) |

# 1st Century Bank Outlook

- Continue to build 1st Century brand and reputation in our attractive core market – West Los Angeles
  - Open NEW Santa Monica Office – 2nd Quarter
- Build upon growing base of customers with continued focus on small businesses and professionals
- Strong capital base to help facilitate lending and strategic opportunities
- Continue to build core deposits franchise
- Maintain balanced loan portfolio and manage credit quality
- Pursue continued growth opportunities presented by competitor dislocation

# 1st Century Bank Outlook (cont.)



## Santa Monica Office

- Westside communities prove to be deposit rich and have major growth potential
- Scheduled to open during 2nd Quarter
- Small, efficient, well located Private Banking/Small Business Banking Centers with "line" staff, operations support from Century City headquarters

# Financial Overview

# Well Capitalized

## Bank Capital Ratios

(at December 31, 2010)


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
12.9%
5%
18.9%
6%
20.2%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to be categorized as well capitalized

*"We have the capital, we have the talent and we have the market to succeed and grow as the economy continues to recover. We have one of the highest capital ratios among banks in Southern California and that positions us very well for the future."*

*Jason P. DiNapoli, President & COO*

# Well Capitalized (cont.)


Total Risk-Based Capital Ratio 4th Quarter 2010*
Selected Los Angeles Area Banks
1st Century Bank
Private Bank of California**
Mission Valley Bank**
East West Bank***
Citibank***
First California Bank**
Bank of America***
JP Morgan Chase***
City National Bank***
American Business Bank
Commonwealth Business Bank**
Preferred Bank
Beach Business Bank**
National Bank of California
First Private Bank & Trust***
Comerica Bank***
Wilshire State Bank***
Union Bank
Wells Fargo***
California Business Bank
California United Bank
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

*Capital Ratio from SNL Financial Data Risk Based Capital Ratio.
**Bank or Holding Company are TARP Recipients based on SNL Financial Data.
***Bank or Holding Company have redeemed TARP.

# Deposits – Expanding Core Deposit Base

## Total Deposits
($millions)

**DDA & NOW**
**5.25-year CAGR = 30.80%**
(2005 - 1Q 2011)

**Total Deposits**
**5.25-year CAGR = 19.36%**
(2005 - 1Q 2011)



$300
$250
$200
$150
$100
$50
$0
2005
2006
2007
2008
2009
2010
1Q 2011
DDA & NOW
Total Deposits

## Deposit Composition
(at March 31, 2011)



Savings & money market deposits 32%
Time 20%
Interest-bearing demand 12%
Non-interest bearing demand 36%

# Deposit Trends – Expanding Granularity



Deposit Accounts & Types
& Average Balance/Account
($thousands)
64
197
480
89
260
640
114
319
842
102
367
1,199
145
439
1,710
105
570
2,233
95
630
2,326
2005
2006
2007
2008
2009
2010
1Q 2011
Average Balance per Core Account
$104
$72
$77
$64
$62
$71
$73
DDA & NOW
MMA & Savings
Customer CD's

# Deposit Growth

**Total Deposits**
($thousands)



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2006
2007
2008
2009
2010
1Q 2011
1st Century Bank
Class of 2004*

**Non-Interest Bearing Deposits**
($thousands)



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2006
2007
2008
2009
2010
1Q 2011
1st Century Bank
Class of 2004*

*** Class of 2004: Average of all California banks that opened in 2004, not including 1st Century Bank, N.A.*

# Deposit Growth (cont.)

## Non Interest-Bearing Deposits to Total Deposits


40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
1st Century Bank
CA Peers*

## Cost of Funds


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
1st Century Bank
CA Peers*

*SNL Financial Data Report (CA bank with assets between $250 to $500 million).

# Deposit Growth (cont.)

| | 12/31/07 | 12/31/08 | 12/31/09 | 12/31/10 | 2009 vs. 2010 %Change | 1Q 2011 |
|---|---|---|---|---|---|---|
| Total Core Deposits (Non CD) | $ 90MM | $ 101MM | $ 134MM | $ 198MM | 47.7% | $ 217MM |
| # of Core Accounts | 1,161 | 1,566 | 2,149 | 2,803 | 30.4% | 2,956 |
| Average Balance per Core Account | $ 77,405 | $ 64,226 | $ 62,328 | $ 70,600 | 13.3% | $ 73,320 |
| DDA + NOW Balance | $ 38MM | $ 48MM | $ 88MM | $ 125MM | 42.0% | $ 131MM |
| Net Interest Margin | 4.51% | 4.63% | 4.13% | 3.62% | (12.3%) | 3.59% |
| Fed Funds Rate | 4.25% | 0.25% | 0.25% | 0.25% | – | 0.25% |

# Liquidity

## Cash and Cash Equivalents
($thousands)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
Average Cash & Cash Equivalents
Yield on Cash & Cash Equivalents

## Net Interest Margins



4.66%
4.63%
4.26%
4.13%
4.46%
3.62%
4.27%
3.59%
2008
2009
2010
1Q 2011
Net Interest Margin
Impact of Cash & Cash Equivalents

# Asset Base

**Total Assets**
($millions)

**5.25-year CAGR = 13.78%**
**(2005 - 1Q 2011)**



$162
$201
$224
$259
$272
$308
$319
2005
2006
2007
2008
2009
2010
1Q 2011

**Asset Composition**
(at March 31, 2011)



All other assets 3%
Cash & Cash Equivalents 20%
Loans 57%
Investments 20%

# Balanced Loan Portfolio

1ST CENTURY BANCSHARES INC
IT IS WHO YOU KNOW™

## Gross Loans
($millions)

**5.25-year CAGR = 16.18%**
(2005 – 1Q 2011)



$86
$128
$172
$200
$182
$179
$189
2005
2006
2007
2008
2009
2010
1Q 2011

| Average Loan Size ($thousands) | $547 | $616 | $866 | $623 | $610 | $512 | $517 |
|---|---|---|---|---|---|---|---|

## Loan Composition
(at March 31, 2011)



Consumer Other 11%
Land & Construction 8%
Commercial & Industrial 35%
Commercial RE 30%
Residential Mortgages 16%

# Asset Quality


Non-Performing Assets
to Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
1st Century Bank
CA Peers*


Non-Performing Loans
to Total Loans
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
1st Century Bank
CA Peers*

* SNL Financial Data Report (CA banks with assets between $250 to $500million).

# Allowance for Loan Loss to Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
CA Peers*
1st Century Bank

* SNL Financial Data Report (CA banks with assets between $250 to $500 million).

# Stock Buy Back

- Program commenced: August 2010
- Program approved:
  - Purchase of up to $2 million of common stock
  - 24 month period
- Program status as of March 31, 2011:

| | |
|---|---|
| Purchased shares | 109,654 |
| Average purchase price | $3.80 |
| Book value at March 31, 2011 | $4.78 |

# 1st Century Bancshares, Inc.

| ($ thousands, except share data) | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 1Q 2011 |
|---|---|---|---|---|---|---|---|
| **Total assets** | $ 161,635 | $ 200,752 | $ 223,855 | $ 259,354 | $ 272,128 | $ 308,364 | $ 319,043 |
| **Loans, net[1]** | 84,988 | 126,312 | 169,864 | 194,785 | 176,329 | 174,010 | 183,044 |
| **Total deposits** | 107,090 | 145,087 | 161,193 | 154,287 | 207,374 | 257,989 | 270,683 |
| **Loan to deposit ratio** | 80.65% | 88.32% | 106.93% | 129.62% | 87.62% | 69.49% | 69.66% |
| **Total stockholders' equity** | 53,116 | 54,109 | 58,612 | 57,048 | 46,320 | 44,338 | 44,481 |
| **Pre-tax/ pre-provision income** | (1,389) | 649 | 1,493 | 1,700 | 1,843 | 812 | 323 (YTD) |
| **Income (loss) before income taxes** | (2,218) | 145 | 792 | (2,642) | (7,809) | (1,963) | 123 (YTD) |
| **Book value per share[2]** | $ 5.47 | $ 5.48 | $ 5.74 | $ 5.70 | $ 5.02 | $ 4.77 | $ 4.78 |

*(1) Total gross loans less allowance for loan losses and net unearned fee income.*
*(2) Adjusted for 2-for-1 stock split that occurred on February 28, 2005.*

# 1st Century Bancshares, Inc.

## Why 1st Century Bancshares?

- Attractive market demographics
- Focused growth strategy
  - Expand footprint in Westside – SM Office Opening scheduled during 2nd Quarter
  - Continued focus on small businesses and professionals
- Strong capital position
  - Capital ratios at December 31, 2010 were more than double general regulatory requirements for "well-capitalized" banks
- Strong core deposit base and liquidity position
- Balanced loan portfolio, improving credit quality and strong loan loss reserves
- Well positioned to leverage continued economic recovery and competitor dislocation

# 1st Century Bancshares, Inc.

Feel free to reach any of us with any questions.
Or better yet, contact us to refer family, friends and colleagues to your family *here* at 1st Century Bank.

| | | |
|---|---|---|
| **Alan I. Rothenberg** | Chairman & CEO | 310.270.9501 |
| **Jason DiNapoli** | President & COO | 310.270.9505 |
| **Bonnie Rubin** | SVP, Regional Director | 310.270.9511 |
| **Rich Rothenberg** | Managing Director, BD | 310.270.9508 |
| **Dave Comfort*** | VP, Santa Monica | 310.270.9517 |
| **Greg Haddad** | VP, Sr. Relationship Manager | 310.270.9524 |
| **Scott Healy** | Business Development Officer | 310.270.9558 |
| **Chris Hoshek** | VP, Commercial Real Estate | 310.270.9534 |
| **Scott Kunitz*** | VP, Relationship Manager | 310.270.9548 |
| **Josh Platt** | Business Development Officer | 310.270.9575 |
| **Justin Weissman** | VP, Relationship Manager | 310.270.9550 |

***Santa Monica Office**